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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 January 4, 2002
                                 ---------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    001-14665                75-2649230
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On December 28, 2001, Westcott W. Price, III resigned from the Registrant's Board of Directors. Mr. Price's resignation did not relate to a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Price's resignation letter is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 4, 2001

                                             CLAIMSNET.COM INC.



                                             By:    /s/ Bo W. Lycke
                                                ------------------------------
                                             Name:  Bo W. Lycke
                                             Title: President